VALUE LINE NEW YORK TAX EXEMPT TRUST

220 East 42nd Street, New York, New York 10017-5891
800-243-2729 www.vlfunds.com

STATEMENT OF ADDITIONAL INFORMATION
JUNE 1, 2008
(as supplemented July 1, 2008)

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Value Line New York Tax Exempt Trust (the “Trust”) dated June 1, 2008, as supplemented July 1, 2008, a copy of which may be obtained without charge by writing or telephoning the Trust. The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Trust’s 2008 Annual Report to Shareholders are incorporated by reference in this Statement of Additional Information. A copy of the Annual Report is available from the Trust upon request and without charge by calling 800-243-2729.

DESCRIPTION OF THE TRUST AND ITS INVESTMENTS AND RISKS

Classification.    The Trust is an open-end, non-diversified management investment company established as a Massachusetts business trust in 1987. The Trust’s investment adviser is EULAV Asset Management, LLC (the “Adviser”), a wholly-owned subsidiary of Value Line, Inc. (“Value Line”).

Investment Objective.    The Trust’s investment objective is to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal personal income taxes while avoiding undue risk to principal. Under normal conditions, the Trust’s assets will be invested so that at least 80% of the annual interest income of the Trust will be exempt from both regular federal income tax and New York State and City personal income taxes, and will not subject non-corporate shareholders to the alternative minimum tax. The Trust’s investment objective as described above cannot be changed without shareholder approval. No assurance can be made that the Trust’s investment objective will be achieved. A portion of the Trust’s income may be subject to federal, state and local taxes.

Investment Strategy and Risks.    The Trust invests primarily in New York State municipal and public authority debt obligations having a maturity of more than one year which are rated at the time of purchase within the four highest grades assigned by Moody’s Investors Service, Inc. (Aaa, Aa, A and Baa) or Standard & Poor’s Ratings Services (AAA, AA, A and BBB). The Trust may also invest up to 30% of its assets in below investment grade bonds rated Ba or B by Moody’s or BB or B by Standard & Poor’s. As of April 30, 2007, the Trust had no securities rated below investment grade (Ba, BB or below). Investments rated Baa or BBB or lower have speculative characteristics; lower rated investments normally provide higher yields but are speculative and involve greater risk including the possibility of default or bankruptcy than is the case with higher rated securities. These securities may also be subject to greater market fluctuations. The Trust may also invest up to 100% of its assets in unrated securities which the Adviser determines are of comparable quality to the rated securities in which the Trust may invest. The amount of information about the financial condition of an issuer of New York tax-exempt bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. See “Special Considerations,” below. The Trust may also purchase obligations of municipal issuers located in Puerto Rico, the U.S. Virgin Islands and Guam since dividends paid by the Trust, to the extent attributable to such sources, are exempt from federal, New York State and New York City income taxes. Portfolio securities may be sold without regard to the length of time that they have been held in order to take advantage of new investment opportunities or yield differentials, or because the Adviser desires to preserve gains or limit losses due to changing economic conditions. High portfolio turnover may result in correspondingly greater transaction costs.

Up to 20% of the Trust’s total assets may be invested in taxable money market instruments, securities that are not exempt from New York State and City personal income taxes, futures and options. The Trust may temporarily invest more than 20% of its total assets in taxable money market instruments and securities that are not exempt from New York State and City personal income taxes when the Adviser deems a “defensive” posture to be advisable because of market conditions. The types of taxable money market instruments in which the Trust may invest are the following: commercial paper (rated A-2 or better by Standard & Poor’s or Prime-2 or better by Moody’s), U.S. government securities, repurchase agreements or other short-term money market instruments.

Special Considerations Affecting the Trust.    The Trust’s ability to achieve its investment objective is dependent upon the ability of the issuers of New York municipal securities to meet their continuing obligations for the payment of principal and interest. New York State and New York City may face long-term economic problems that could seriously affect their ability and that of other issuers of New York municipal securities to meet their financial obligations.

Certain substantial issuers of New York municipal securities (including issuers whose obligations may be acquired by the Trust) have experienced serious financial difficulties in recent years. These difficulties have at times jeopardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest costs for their borrowings and fewer markets for their outstanding debt obligations. Strong demand for New York municipal securities has at times had the effect of permitting New York municipal securities to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher, than comparably rated municipal securities issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by certain issuers of New York municipal securities could result in defaults or declines in the market values of those issuers’ existing obligations and, possibly, in the obligations of other issuers of New York municipal securities. The occurrence of any such default could affect adversely the market values and marketability of all New York municipal securities and, consequently, the net asset value of the Trust’s portfolio. See “Special Considerations Relating to New York Municipal Securities” for more detailed information on financial considerations relating to the Trust’s investments in New York municipal securities.

The Trust’s classification as a “non-diversified” investment company allows it to have a larger position in the securities of a single issuer than would be the case if it were diversified. Because a relatively high percentage of the Trust’s assets may be invested in the obligations of a limited number of issuers, the portfolio securities of the Trust may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company. To qualify for taxation as a regulated investment company, the Trust must, among other things: (i) distribute to its shareholders at least the sum of 90% of its investment company taxable income (generally consisting of taxable net investment income and net realized short-term capital gains) plus 90% of its net tax-exempt interest income; (ii) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of stock or securities, foreign currencies, or other income (including, but not limited to, gains from options, futures, and forward contracts) derived with respect to the Trust’s business of investing in such stock, securities or currencies; and (iii) diversify its holdings so that, at the end of each fiscal quarter of the Trust (a) at least 50% of the market value of the Trust’s assets is represented by cash, U.S. government securities, securities of other regulated investment companies and other securities, with those other securities limited, with respect to any one issuer, to an amount no greater in value than 5% of the value of the Trust’s total assets and to not more than 10% of the outstanding voting securities of the issuer, and (b) not more than 25% of the market value of the Trust’s assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers that the Trust controls and that are determined to be in the same or similar trades or businesses or related trades or businesses.

Miscellaneous Principal and Non-Principal Investment Practices

When-Issued Securities.    Tax-exempt securities may be purchased or sold on a delayed-delivery basis or on a when-issued basis. These transactions arise when securities are purchased or sold by the Trust with payment and delivery taking place in the future, in order to secure what is considered to be an advantageous price and yield to the Trust. No payment is made until delivery is due, often a month or more after the purchase. When the Trust engages in when-issued and delayed-delivery transactions, certain risks are involved. The Trust relies on the buyer or seller, as the case may be, to consummate the transaction. Failure of the buyer or seller to do so may result in the Trust missing the opportunity of obtaining a price considered to be advantageous. The securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time the Trust makes the commitment to purchase municipal securities on a delayed-delivery basis or a when-issued basis, it will record the transaction and reflect the value of the municipal securities in determining its net asset value. A separate account for the Trust consisting of cash or liquid securities equal to the amount of the when-issued commitments will be established at the Trust’s custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of such commitments by the Trust.

Private Placement.    The Trust may acquire privately negotiated loans to tax-exempt borrowers as such securities are expected to provide the Trust with a higher rate of interest than is generally available from marketable securities. To the extent that these private placements are not readily marketable, the Trust will limit its investment in such securities (and in other illiquid securities) to no more than 10% of the value of its total assets. Because an active trading market may not exist for such securities, the price that the Trust may pay for these securities or receive on their resale may be lower than that for similar securities with a more liquid market.

Variable Rate Demand Instruments.    The Trust may also invest in variable rate demand instruments which are tax-exempt obligations that provide for a periodic adjustment in the interest rate paid on the instrument according to changes in interest rates generally. These instruments permit the Trust to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days’ notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument. The Trust intends to exercise the demand only (1) upon a default under the terms of the municipal obligation, (2) as needed to provide liquidity to the Trust, or (3) to maintain a high quality investment portfolio. The issuer of a variable rate demand instrument may have a corresponding right to prepay in its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand instruments that the Trust may purchase are payable on demand on not more than seven calendar days’ notice. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments.

Lending Securities.    The Trust may lend limited amounts of its portfolio securities to broker-dealers or institutional investors which the Adviser deems qualified, but only when the borrower agrees to maintain cash collateral with the Trust equal at all times to at least 100% of the value of the loaned securities and accrued interest. The Trust will continue to receive interest on the lent securities and will invest the cash collateral in readily marketable short-term obligations of high quality, thereby earning additional interest. Interest on lent municipal securities received by the borrower and paid over to the Trust will not be exempt from federal income taxes when distributed by the Trust. No loans of securities will be made if, as a result, the aggregate of such loans would exceed 10% of the value of the Trust’s total assets. The Trust may terminate such loans at any time.

Financial Futures Contracts.    The Trust may invest in financial futures contracts (“futures contracts”) and related options thereon limited to 20% of the Trust’s net assets. If the Adviser anticipates that interest rates will rise, the Trust may sell a futures contract or write a call option thereon or purchase a put option on such futures contract to attempt to hedge against a decrease in the value of the Trust’s securities. If the Adviser anticipates that interest rates will decline, the Trust may purchase a futures contract or a call option thereon to protect against an increase in the prices of the securities the Trust intends to purchase. These futures contracts and related options thereon will be used only as a hedge against anticipated interest rate changes. A futures contract sale creates an obligation on the part of the Trust, as seller, to deliver the specific type of instrument called for in the contract at a specified future time at a specified price. A futures contract purchase creates an obligation by the Trust, as purchaser, to take delivery of the specific type of financial instrument at a specified future time at a specified price.

Although the terms of futures contracts specify actual delivery or receipt of securities, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the securities. Closing out a futures contract is effected by entering into an offsetting purchase or sale transaction. An offsetting transaction for a futures contract sale is effected by the Trust entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Trust is immediately paid the difference and thus realizes a gain. If the purchase price of the offsetting transaction exceeds the sale price, the Trust pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Trust entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Trust realizes a gain, and if the offsetting sale price is less than the purchase price, the Trust realizes a loss.

The Trust is required to maintain margin deposits with brokerage firms through which it effects futures contracts and options thereon. The initial margin requirements vary according to the type of the underlying security. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Trust may be required to make additional margin payments during the term of the contract.

Currently, futures contracts can be purchased on debt securities such as U.S. Treasury bills, bonds, and notes, certificates of the Government National Mortgage Association and bank certificates of deposit. The Trust may invest in futures contracts covering these types of financial instruments as well as in new types of such contracts that become available in the future.

The Trust will only enter into financial contracts which are traded on national futures exchanges, principally the Chicago Board of Trade and the Chicago Mercantile Exchange.

A risk in employing futures contracts to protect against the price volatility of portfolio securities is that the price of a futures contract may move more or less than the price of the securities being hedged. There is also a risk of imperfect correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. Another risk is that the Trust’s Adviser could be incorrect in its expectations as to the direction or extent of various interest rate movements or the time span within which the movements take place. For example, if the Trust sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates declined instead, causing bond prices to rise, the Trust would lose money on the sale. The risk of imperfect correlation may be increased if the futures contracts being used are on taxable securities rather than on tax-exempt securities since there is no guarantee that the prices of taxable securities will move in a manner similar to the prices of tax-exempt securities.

Unlike a futures contract, which requires the parties to buy and sell a security on a set date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. Since the price of the option is fixed at the point of sale, there are no daily payments of cash in the nature of

“variation” or “maintenance” margin payments to reflect the change in the value of the underlying contract as there are in a purchase or sale of a futures contract. The value of the option does change and is reflected in the net asset value of the Trust.

Put and call options on financial futures have characteristics similar to those of other options. In addition to the risks associated with investing in options on securities, there are particular risks associated with investing in options on futures. In particular, the ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. The Trust will enter into an option on futures position only if there appears to be a liquid secondary market therefor, although there can be no assurance that such a market will actually develop or be maintained.

The Trust may also utilize municipal bond index futures contracts and options thereon for hedging purposes. The Trust’s strategies in employing such contracts will be similar to those discussed above with respect to financial futures and related options. A municipal bond index is a method of reflecting in a single number the market value of many different municipal bonds and is designed to be representative of the municipal bond market generally. The index fluctuates in response to changes in the market values of the bonds included within the index. Unlike futures contracts on particular financial instruments, transactions in futures on a municipal bond index will be settled in cash, if held until the close of trading in the contract. However, like any other futures contract, a position in the contract may be closed out by purchase or sale of an offsetting contract for the same delivery month prior to expiration of the contract. Trading in the municipal bond index futures contract takes place on the Chicago Board of Trade.

In instances involving the purchase of futures contracts by the Trust, an amount equal to the market value of the futures contract will be deposited in a segregated account of cash and cash equivalents to collateralize the position and thereby insure that the use of such futures contract is unleveraged.

Repurchase Agreements.    The Trust may invest temporary cash balances in repurchase agreements in an amount not to exceed 5% of its total assets. A repurchase agreement involves a sale of securities to the Trust, with the concurrent agreement of the seller (a member bank of the Federal Reserve System or a securities dealer which the Adviser believes to be financially sound) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. The Trust will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent for the Trust. Repurchase agreements may also be viewed as loans made by the Trust which are collateralized by the securities subject to repurchase. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. In the event of a bankruptcy or other default of a seller of a repurchase agreement to which the Trust is a party, the Trust could experience both delays in liquidating the underlying security and losses, including: (a) a possible decline in the value of the underlying securities during the period while the Trust seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. The Trust has a fundamental policy that it will not enter into repurchase agreements which will not mature within seven days if any such investment, together with all other assets held by the Trust which are not readily marketable (including private placements), amounts to more than 10% of its total assets. It is expected that repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by the Trust.

While the Trust has no plans to do so during the current year, it may enter into reverse repurchase agreements, which involve the sale of securities held by the Trust with an agreement to repurchase the securities at an agreed-upon price, date and interest payment.

Options.    The Trust may purchase or sell (write) options on debt securities as a means of achieving additional return or hedging the value of the Trust’s portfolio. The Trust will only buy options listed on national securities exchanges. The Trust will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 5% of the Trust’s total assets.

Presently there are no options on New York tax-exempt securities traded on national securities exchanges and until such time as they become available, the Trust will not invest in options on debt securities.

A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium paid by the holder to the writer, the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price during the option period. A put option is a contract that gives the holder of the option the right to sell to the writer, in return for a premium paid by the holder to the writer, the underlying security at a specified price during the term of the option. The writer of the put has the obligation to buy the underlying security upon exercise, at the exercise price during the option period. The Trust generally would write call options only in circumstances where the Adviser does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security.

The Trust will only write covered call or covered put options listed on national securities exchanges. The Trust may not write covered options in an amount exceeding 20% of the value of its total assets. A call option is “covered” if the Trust owns the underlying security subject to the call option or has an absolute and immediate right to acquire that security or futures contract without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Trust holds a call on the same security or futures contract as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Trust in cash, Treasury bills or other high grade short-term obligations in a segregated account with its custodian. A put option is “covered” if the Trust maintains cash, Treasury bills or other high-grade, short-term obligations with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security or futures contract as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

If the Trust has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Trust has been assigned an exercise notice, the Trust will be unable to effect a closing purchase transaction. Similarly, if the Trust is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Trust so desires.

The Trust will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Trust will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.

An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Trust will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Trust would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Trust as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Investment Risks of High Yielding Securities.    The Trust may invest up to 30% of its assets in bonds rated Ba or B by Moody’s Investors Service, Inc. or BB or B by Standard & Poor’s Ratings Services. These high-yielding, lower-rated securities, have certain speculative characteristics and involve greater investment risk, including the possibility of default or bankruptcy, than is the case with higher-rated securities.

Since investors generally perceive that there are greater risks associated with the lower-rated securities of the type in which the Trust may invest, the yields and prices of such securities may tend to fluctuate more than those of higher-rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility. Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, though prices of fixed-income securities fluctuate in response to the general level of interest rates, the prices of below investment grade bonds have been found to be less sensitive to interest rate changes than higher-rated instruments, but more sensitive to adverse economic changes or individual developments. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Trust’s net asset value. Lower-rated and comparable non-rated securities tend to offer higher yields than higher-rated securities with the same maturities because the historical financial conditions of the issuers of such securities may not have been as strong as that of other issuers. Since lower-rated securities generally involve greater risks of loss of income and principal than higher-rated securities, investors should consider carefully the relative risks associated with investments in securities which carry lower ratings and in comparable non-rated securities.

An additional risk of high yield securities is the limited liquidity and secondary market support and thus the absence of readily available market quotations. As a result, the responsibility of the Trust’s Trustees to value the securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available.

SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL SECURITIES

The Trust’s investments are highly sensitive to the fiscal stability of New York State (referred to in this section as “New York” or “State”) and its subdivisions, agencies, instrumentalities or authorities, including New York City, which issue the municipal securities in which the Trust invests. The following is a brief summary of selected financial considerations relating to the Trust’s investments in New York municipal securities. This summary is not a complete analysis of every material consideration affecting New York’s debt obligations and you should not rely solely upon this summary in analyzing the risks associated with investing in the Trust. You should conduct your own independent research and/or consult a financial services professional prior to investing in the Trust. This summary is based on official New York publications, certain statements by New York’s debt issuers, data from independent rating agencies and public sources as of the date of this Statement of Additional Information. The Trust has not independently verified the information derived from these third party sources and, therefore, the Trust makes no representation as to the accuracy of such information.

State Economy.    New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s finance, insurance, transportation, communications and services employment, and a very small share of the nation’s farming and mining activity. The State’s location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like most of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. New York’s average annual unemployment rate in 2008 is expected to be 4.9%, which is higher than the 4.4% rate for 2007, but below the State’s most recent unemployment peak of 6.5% posted in September 2003. Total wage growth of 3.3% is expected for 2008, as compared to an expected increase of 7.6% for 2007. Total personal income growth of 4.3% is expected in 2008, as compared to 7.4% in 2007. Variable income, that portion of wages derived from bonus payment and stock incentive income, was initially projected to rise 9.1% for the 2007-08 fiscal year; however, an expected decline in finance and insurance sector bonuses of 2.8% for the 2007-08 bonus season will likely dampen that projection.

The State economy stands to suffer a sizable negative impact due to the credit market crisis. In addition, uncertainty regarding bank balance sheets continues to impact lending activities. As a result, key revenue generating financial activity, including mergers and acquisitions and high-yield debt underwriting, has decreased. It is projected that the New York economy will follow the nation into recession; however, the State’s downturn will be mild in comparison with the previous two recessions. Nonetheless, relatively healthy job growth rates are still projected in health care and social assistant services; education; and leisure, hospitality and other services. Positive but much weaker job growth rates are now projected for scientific, professional, and technical services and construction. While the New York real estate market had been quite strong until recently, particularly in New York City, credit market conditions are expected to depress real estate activity, particularly in the commercial sector.

Risks.    In addition to effects that the national economy has on the State’s economy, there are risks specific to New York. As the nation’s financial capital, the risks associated with uncertainty in financial markets pose a particularly large risk for New York. It is still unclear what the full extent of losses associated with the sub-prime debt crisis will be. If such losses are higher than expected there could be further delay in the recovery of Wall Street profits and bonuses which are crucial to the State economy. If core inflation were to rise significantly, the Federal Reserve may be compelled to raise interest rates which traditionally has a detrimental impact on New York’s economy. In addition, weaker than anticipated real estate and equity activity could negatively impact household spending and taxable capital gains realizations. These effects could ripple through the economy, further depressing wage growth and employment. Finally, another attack targeted at New York City could once again plunge the State’s economy into a recession resulting in substantially lower income and employment growth than forecasted.

State Budget.    The State Constitution requires the governor (the “Governor”) to submit to the State legislature (the “Legislature”) a balanced executive budget that contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates that include a revised cash-basis state financial plan, and an explanation of any changes from the previous financial plan.

The State’s current fiscal year began on April 1, 2008 and ends on March 31, 2009. A copy of New York’s 2008-09 Enacted Budget Financial Plan (the “Financial Plan”) is available at http://www.budget.state.ny.us. The Financial Plan sets forth the State’s enacted budget for the 2008-09 fiscal year and includes unaudited actual results for the 2007-08 fiscal year and projections for the period 2008-09 through 2011-12. The Financial Plan is intended to assist the Legislature and public in understanding the current operating forecast and the impact of the enacted budget on State finances over a multi-year period. You may also want to review the New York’s Annual Information Statement (“AIS”), and any updates and supplements thereto. The AIS provides information about the financial condition of the State in connection with financings of certain issuers. A copy of the AIS (and any updates and supplements thereto) may also be obtained from the State at the website listed above. The Trust has not independently verified the information included in either the Financial Plan or the AIS, which are both issued by the State. The Trust makes no representation as to the accuracy of such information contained therein and neither the Financial Plan nor the AIS, or any of the information contained therein, should be considered part of this Statement of Additional Information.

Financial Plan.    The State’s Financial Plan forecasts receipts and disbursements for the fiscal year. The State’s Department of Budget (“DOB”) economic forecast and the State’s tax and fee structure serve as the basis for projecting receipts. After consulting with public and private sector experts, DOB prepares a detailed economic forecast for the nation and the State, showing gross domestic product, employment levels, inflation, wages, consumer spending and other relevant economic indicators. It then projects the yield of the State’s revenue structure against the backdrop of these forecasts. Projected disbursements are based on agency staffing, program caseloads, service needs, formulas contained in State and federal law, inflation and other factors. The factors that affect spending estimates vary by program. For example, welfare spending is based primarily on anticipated caseloads that are estimated by analyzing historical trends, projected economic conditions and changes in federal law. In criminal justice, estimates are based on recent trends and data from the criminal justice system, as well as on estimates of the prison population. All projections account for the timing of payments, since not all the amounts appropriated in the Budget are disbursed in the same fiscal year.

Many complex political, social and economic forces influence the State’s economy and finances, which may in turn affect the Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State’s control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the state economies. The projections assume no changes in federal tax law, which could substantially alter the current receipts forecast.

Debt Limits And Outstanding Debt.    There are a number of methods by which the State may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no constitutional limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. The Debt Reform Act of 2000 does, however, limit new State-supported debt outstanding, which applies to general obligation bonds, as well as other State-sponsored bonds, issued on and after April 1, 2000. General obligation bonds must be paid in equal annual installments that result in level or declining debt service payments, within 40 years after issuance, and beginning not more than one year after issuance of such bonds. General obligation housing bonds, however, must be paid within 50 years after issuance, commencing no more than 3 years after issuance.

The State may undertake short-term borrowings without voter approval in anticipation of the receipt of tax revenue (tax and revenue anticipation notes) and proceeds from the sale of bonds (bond anticipation notes). The State also may, under the State Constitution, directly guarantee certain obligations of its authorities and public benefit corporations (“Authorities”). Payments of debt service on New York general obligation and State-guaranteed bonds and notes are legally enforceable obligations of the State.

The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State.

Authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as highway, bridge or tunnel tolls, public utility service charges, housing rentals, and medical care occupancy charges. In recent years, however, the State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain Authorities for operating and other expenses. The Metropolitan Transportation Authority, which oversees the operation of subway, commuter rail and bus services in the New York metropolitan area, receives the bulk of these ongoing appropriations. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities, to be made to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

New York State’s Fund Structure.    New York accounts for all of its spending and receipts by the fund in which the activity takes place (such as the General Fund), and the broad category or purpose of that activity (such as State Operations). State Funds include the General Fund and dedicated funds, with the exception of Federal Funds. The All Governmental Funds Financial Plan, which includes State Funds and Federal Funds, is comprised of: (1) the General Fund (receives most of the State’s tax revenue and accounts for spending on programs not supported by dedicated fees and revenues); (2) Special Revenue Funds (receive federal grants, dedicated taxes, fees and other revenues); (3) Capital Projects Funds (account for costs incurred in infrastructure projects such as roads, bridges and prisons); and (4) Debt Service Funds (pay principal, interest and related expenses on State and Authority long-term bonds).

Within each fund type, revenues and spending are classified by major categories of the Financial Plan (e.g., Taxes, Miscellaneous Receipts, Grants to Local Governments and State Operations). Grants to Local Governments (also known as local assistance) include financial aid to local governments and non-profit organizations, as well as entitlement payments to individuals. The largest shares of spending in local assistance are for aid to public schools and for the State’s share of Medicaid payments to medical providers. State Operations accounts for the cost of operating the Executive, Legislative, and Judicial branches of government.

New York City and Other Localities.    The fiscal health of the State also may be affected by the fiscal health of New York City (the “City”), which continues to receive significant financial assistance from the State. State aid contributes to the City’s ability to balance its budget and meet its cash requirements. The State also may be affected by the ability of the City and related entities to market their securities successfully in the public credit markets.

In response to the City’s fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation to provide financing assistance to the City; the New York State Financial Control Board (the “Control Board”) to oversee the City’s financial affairs; and the Office of the State Deputy Comptroller for the City of New York to assist the Control Board in exercising its powers and responsibilities. A “control period” existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the control period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a control period upon the occurrence, or “substantial likelihood and imminence” of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and includes the City’s capital, revenue, and expense projections, and outlines proposed gap-closing programs for years with projected budget gaps.

To successfully implement its financial plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City’s infrastructure and other capital needs and to refinance existing debt, as well as to fund seasonal needs and recovery costs related to the attacks on the World Trade Center. In recent years, the State constitutional debt limit would have prevented the City from entering into new capital contracts, except for the creation of the Transitional Finance Authority (“TFA”) and an entity empowered to issue debt backed by tobacco settlement revenues. The City expects that these actions, combined with the City’s remaining capacity, will provide sufficient financing capacity to continue its capital program at least through fiscal year 2013.

For its normal operations, the City depends on State aid to enable it to balance its budget and to meet its cash requirements. The State may reduce aid from amounts currently projected, and delays in adopting State budgets or enacting interim appropriations could have adverse impacts on the City’s cash flow or expenditures.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs that, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, the City, or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities also may face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

Litigation.    Certain litigation pending against the State or its officers or employees could have a substantial or long-term adverse effect on State finances. Among the more significant of these cases challenge the validity of: (1) agreements and treaties by which various Indian tribes transferred to the State title to land in central and upstate New York; (2) aspects of the State’s Medicaid policies, including its rates, regulations and procedures; (3) laws enacted by the State under the 1998 Tobacco Master Settlement agreement; (4) the Legislature’s authority to take certain budget actions; and (5) the State’s method of funding the City’s public schools.

The legal proceedings noted above involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the monetary claims against the State exceeds $100 million. Adverse developments in these proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced Financial Plan. Although other litigation is pending against the State, except as noted above, no current litigation involves, as a matter of law, the State’s authority or ability to contract indebtedness, issue obligations, pay indebtedness when due, or impose or collect significant amounts of taxes and revenues.

Fundamental Policies

(i)  The Trust may not issue senior securities except evidences of indebtedness permitted under clause (ii) below.

(ii)  The Trust may not borrow money in excess of 10% of the value of its assets and then only as a temporary measure to meet unusually heavy redemption requests or for other extraordinary or emergency purposes. Securities will not be purchased while borrowings are outstanding. No assets of the Trust may be pledged, mortgaged or otherwise encumbered, transferred or assigned to secure a debt except in connection with the Trust’s entering into interest rate futures contracts and then only to the extent of one-third of its assets.

(iii)  The Trust may not engage in the underwriting of securities except to the extent that the purchase of municipal securities, or other permitted investments, directly from the issuer thereof (or from an underwriter for an issuer) and the later disposition of such securities in accordance with the Trust’s investment program, may be deemed to be an underwriting.

(iv)  The Trust may not purchase securities of other investment companies or invest in real estate, mortgages or illiquid securities of real estate investment trusts, although the Trust may invest in municipal securities secured by real estate or interests therein.

(v)  The Trust may not lend money except in connection with the purchase of debt obligations or by investment in repurchase agreements, provided that repurchase agreements maturing in more than seven days when taken together with other illiquid investments do not exceed 10% of the Trust’s assets. The Trust may lend its portfolio securities to broker-dealers and institutional investors if as a result thereof the aggregate value of all securities loaned does not exceed 33-1/3% of the total assets of the Trust.

(vi)  The Trust may not engage in short sales or participate on a joint or a joint and several basis in any trading account in securities.

(vii)  The Trust may not purchase or sell any put or call options or any combination thereof, except options on financial futures or municipal bond index contracts or options on debt securities as described in the Statement of Additional Information.

(viii)  The Trust may not purchase more than 10% of the outstanding voting securities of any one issuer. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(ix)  The Trust may not invest more than 5% of its total assets in securities of issuers having a record, together with their predecessors, of less than three years of continuous operation. This restriction does not apply to any obligation issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(x)  The Trust may not purchase equity securities or securities convertible into equity securities.

(xi)  The Trust may not invest in commodities or commodity contracts except that the Trust may purchase financial futures contracts and related options.

(xii)  The Trust may not purchase the securities of any issuer if, to the knowledge of the Trust, those officers and directors of the Trust and of the Adviser, who each owns more than 0.5% of the outstanding securities of such issuer, together own more than 5% of such securities.

(xiii)  The Trust may not purchase oil, gas or other mineral type development programs or leases.

(xiv)  The Trust may not invest 25% or more of its assets in securities of issuers in any one industry; provided that there shall be no such limitation on the purchase of municipal securities and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

(xv)  The Trust may not purchase or invest in restricted securities or securities which at the time of investment are not readily marketable or invest in repurchase agreements maturing in more than seven days if, as a result of such investment, more than 10% of the Trust’s assets would then be invested in such securities.

(xvi)  The investment objective of the Trust is to provide New York taxpayers with the maximum income exempt from New York State, New York City, and federal income taxes while avoiding undue risk to principal. Under normal conditions, the Trust’s assets will be invested so that at least 80% of the annual income of the Trust will be exempt from both regular federal income tax and New York State and City personal income taxes and will not subject non-corporate shareholders to the alternative minimum tax.

If a percentage restriction used in this Statement of Additional Information or the Prospectus is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of the restriction, except for restrictions (ii) and (xv).

The policies set forth above may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Trust which means the lesser of (1) the holders of more than 50% of the outstanding shares of capital stock of the Trust or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

MANAGEMENT OF THE TRUST

The business and affairs of the Trust are managed by the Trust’s officers under the direction of the Board of Trustees. The following table sets forth information on each Trustee and officer of the Trust. Each Trustee serves as a director or trustee of each of the 14 Value Line Funds. Each Trustee serves until his or her successor is elected and qualified.

Name, Address and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Other Directorships Held by Trustee
Interested Trustee*
Thomas T. Sarkany Age 62	Director	Since 2008	Mutual Fund Marketing Director of Value Line, Inc.	None
Non-Interested Trustees
John W. Chandler 416 North Hemlock La Williamstown, MA 01267 Age 84	Trustee (Lead Independent Trustee since 2007)	Since 1991	Consultant, Academic Search Consultation Service, Inc. 1992–2004. Trustee Emeritus and Chairman (1993-1994) of the Board of Trustees of Duke University; President Emeritus, Williams College.	None
Frances T. Newton 4921 Buckingham Drive Charlotte, NC 28209 Age 67	Trustee	Since 2000	Retired; Customer Support Analyst, Duke Power Company until 2007.	None
Francis Oakley 54 Scott Hill Road Williamstown, MA 01267 Age 76	Trustee	Since 2000
Professor of History, Williams College, 1961 to 2002, Professor Emeritus since 2002; President Emeritus since 1994 and President, 1985–1994; Chairman (1993–1997) and Interim President (2002–2003) of the America Council of Learned Societies. Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.
None
David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 Age 72	Trustee	Since 1997	Visiting Professor of Classics, Williams College, since 1999; President Emeritus Skidmore College since 1999 and President, 1987–1998.	None
Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 Age 69	Trustee	Since 1987	Chairman, Institute for Political Economy.	None
Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 Age 59	Trustee	Since 1996	Senior Financial Advisor, Veritable, L.P. (investment advisor) since 2004; Senior Financial Advisor, Hawthorn, 2001–2004.	None
Officers
Mitchell E. Appel Age 37	President,	Since 2008
President of each of the 14 Value Line Funds since June 2008; Chief Financial Officer of Value Line, Inc. since April 2008 and from September 2005 to November 2007 and Treasurer from June 2005 to September 2005; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008; Chief Financial Officer of Circle Trust Company from 2003 through May 2005.

Howard A. Brecher Age 54	Vice President and Secretary	Since 2008
Vice President and Secretary of each of the 14 Value Line Funds since June 2008; Vice President, Secretary and a Director of Value Line, Inc.; Vice President, Secretary, Treasurer, General Counsel and a Director of Arnold Bernhard & Co., Inc.

Stephen R. Anastasio Age 49	Treasurer	Since 2005	Controller of Value Line, Inc. until 2003; Chief Financial Officer of Value Line, Inc., 2003–2005; Treasurer of Value Line, Inc. since 2005; Treasurer of each of the 14 Value Line Funds.

*	Mr. Sarkany is an “interested person” as defined in the Investment Company Act of 1940 by virtue of his position with the Adviser and Value Line, Inc.

Unless otherwise indicated, the address for each of the above is 220 East 42nd Street, New York, NY 10017.

On June 11, 2008, Jean B. Buttner resigned as a Director, Chairman and President and a member of the Valuation Committee of the Trust. On June 24, 2008, Thomas T. Sarkany was appointed a Director and a member of the Valuation Committee of the Trust. On June 5, 2008, David Henigson resigned as a Vice President, Secretary and the Chief Compliance Officer of the Trust. On June 12, 2008, Mitchell E. Appel was appointed the President of the Trust, Howard A. Brecher was appointed a Vice President and the Secretary of the Trust, and R. Michael Parker, an independent contractor, was appointed the Chief Compliance Officer of the Trust.

The non-interested Trustees of the Trust serve as members of the Audit Committee of the Board of Trustees. The principal function of the Audit Committee consists of overseeing the accounting and financial reporting policies of the Trust and meeting with the Trust’s independent registered public accounting firm to review the range of their activities and to discuss the Trust’s system of internal accounting controls. The Audit Committee also meets with the Trust’s independent registered public accounting firm in executive session at each meeting of the Audit Committee. There were four meetings of the Audit Committee during the last fiscal year. There is a Valuation Committee consisting of Thomas T. Sarkany and John W. Chandler (or one other non-interested Trustee if he is not available). The Valuation Committee did not meet during the last fiscal year. The Valuation Committee reviews any actions taken by the Pricing Committee which consists of certain officers and employees of the Trust and the Adviser, in accordance with the valuation procedures adopted by the Board of Trustees. There is also a combined Nominating/Governance Committee consisting of the non-interested Trustees, the purpose of which is to review and nominate candidates to serve as non-interested trustees and supervise Trust governance matters. The Committee generally will not consider nominees recommended by shareholders. The Committee did not meeting during the last fiscal year.

The following table sets forth information regarding compensation of Trustees by the Trust and the thirteen other Value Line Funds of which each of the Trustees was a director or trustee for the fiscal year ended January 31, 2008. Trustees who are officers or employees of the Adviser do not receive any compensation from the Trust or any of the Value Line Funds. The Trust has no retirement or pension plan for its Trustees.

Name of Persons	Aggregate Compensation From Trust	Total Compensation From Trust and Trust Complex (14 Funds)
Interested Trustee
Jean B. Buttner*	$–0–	$–0–
Non-Interested Trustees
John W. Chandler	302	52,000
Frances T. Newton	285	49,000
Francis C. Oakley	285	49,000
David H. Porter	285	49,000
Paul Craig Roberts	285	49,000
Nancy-Beth Sheerr	285	49,000

*	Jean B. Buttner resigned as a Director on June 11, 2008. Thomas T. Sarkany was appointed a Director on June 24, 2008.

The following table illustrates the dollar range of any equity securities beneficially owned by each Trustee in the Trust and in all of the Value Line Funds as of December 31, 2007:

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All of the Value Line Funds
Interested Trustee
Jean B. Buttner*	$–0–	Over $100,000
Non-Interested Trustees
John W. Chandler	–0–	$50,001 – $100,000
Frances T. Newton	–0–	$10,001 – $50,000
Francis C. Oakley	–0–	$10,001 – $50,000
David H. Porter	–0–	$10,001 – $50,000
Paul Craig Roberts	–0–	Over $100,000
Nancy-Beth Sheerr	–0–	$10,000 – $50,000

*	Jean B. Buttner resigned as a Director on June 11, 2008. Thomas T. Sarkany was appointed a Director on June 24, 2008.

As of April 30, 2008, no person owned of record or, to the knowledge of the Trust, owned beneficially, 5% or more of the outstanding shares of the Trust. The Adviser and its affiliates and officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares.

None of the non-interested Trustees, and his or her immediate family members, own any shares in the Adviser, Value Line Securities, Inc., the Trust’s distributor (the “Distributor”), or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or Distributor.

Disclosure of Portfolio Holdings

The Trust’s policy is to provide portfolio holdings information to all investors on an equal basis and in a manner that is not expected to interfere with the Fund’s investment strategies. To that end, the Trust provides general portfolio holdings information to shareholders in its annual and semi-annual reports, which reports are also filed with the Securities and Exchange Commission (“SEC”). In addition, with respect to fiscal quarter ends for which there is no shareholder report, the Trust files with the SEC a Form N-Q. Each of these shareholder reports or filings provides full period end portfolio holdings and are filed or mailed to shareholders within 60 days of the period end.

In addition, the Trust’s Distributor produces for marketing purposes Trust fact sheets, which include the Trust’s top ten holdings and other information regarding the Trust’s portfolio. These fact sheets are prepared as soon as possible after the end of the fiscal quarter but are not released until after the Trust has filed with the SEC its annual, semi-annual or quarterly report.

Ongoing Relationships.    Officers of the Trust who are also officers of the Adviser currently authorize the distribution of portfolio holdings information other than that stated above to (i) the Trust’s service providers and (ii) investment company rating agencies, such as Morningstar, Standard and Poor’s, Lipper, Thomson Financial, Value Line Publishing and Bloomberg pursuant to policies and procedures adopted by the Board of Trustees. The Trust’s service providers are its accountants, custodian, counsel, pricing services (Interactive Data Corporation) and proxy voting service, which may need to know the Trust’s portfolio holdings in order to provide their services to the Trust. Information is provided to such firms without a time lag. Investment company rating agencies require the portfolio holdings information more frequently than the Trust otherwise discloses portfolio holdings in order to obtain their ratings. This information is normally provided as soon as possible after the period end, which may be month end or quarter end. The Adviser believes that obtaining a rating from such rating agencies, and providing the portfolio holdings information to them, is in the best interest of shareholders. While the Trust does not have written confidentiality agreements from any rating agency or service provider and may be subject to potential risks, the information is provided with the understanding based on duties of confidentiality arising under law or contract that it only may be used for the purpose provided and should not be used to trade on such information or communicated to others.

Non-Ongoing Relationships.    Except for rating agencies and service providers, non-public portfolio holdings disclosure may only be made if the Trust’s Chief Compliance Officer determines that (i) there are legitimate business purposes for the Trust in making the selective disclosure and (ii) adequate safeguards to protect the interest of the Trust and its shareholders have been implemented. These safeguards include requiring written undertakings regarding confidentiality, use of the information for specific purposes and prohibition against trading on that information. To the extent that an officer of the Trust determines that there is a potential conflict of interest, with respect to the disclosure of information that is not publicly available, between the interests of Trust shareholders, on the one hand, and those of the Adviser, the Distributor or any affiliated person of the Trust, the Adviser or the Distributor on the other hand, the officer must inform the Trust’s Chief Compliance Officer of such potential conflict. The Chief Compliance Officer is responsible for determining whether any such disclosure is reasonable under the circumstances and shall report any potential conflict of interest and any selective disclosure of portfolio holdings (other than to rating agencies and service providers) to the Trust’s Board of Directors. The Trust does not release portfolio holdings information to any person for compensation.

The Board of Trustees of the Trust has approved the Trust’s portfolio holdings disclosure policy and may require the Adviser to provide reports on its implementation from time to time including a review of any potential conflicts of interest in the disclosure made by the Adviser in accordance with the policy or the exceptions permitted under the policy. It may also require that the Trust’s Chief Compliance Officer monitor compliance with this policy.

INVESTMENT ADVISORY AND OTHER SERVICES

On June 30, 2008, Value Line, Inc. (“Value Line”) reorganized its investment management division into a newly-formed wholly-owned subsidiary, the name of which is EULAV Asset Management, LLC (“EULAV”). As part of the reorganization, the Trust’s investment advisory agreement was transferred from Value Line to EULAV, and EULAV replaced Value Line as the Trust’s investment adviser.

Value Line Funds’ portfolio managers, all of whom are now employees of EULAV, have not changed as a result of the reorganization. EULAV and Value Line share the same offices at 220 East 42nd Street, New York, NY 10017. Value Line and the Value Line Funds were advised by legal counsel that the reorganization did not result in an “assignment” of the investment advisory agreements (as such term is defined in the Investment Company Act of 1940).

Arnold Bernhard & Co., Inc., 220 East 42nd Street, New York, NY 10017, a holding company, owns approximately 86% of the outstanding shares of Value Line’s common stock. Jean Bernhard Buttner, Chairman, President and Chief Executive Officer of Value Line, owns all of the voting stock of Arnold Bernhard & Co., Inc.

The investment advisory agreement between the Trust and the Adviser, dated August 10, 1988, provides for a monthly advisory fee at an annual rate of 0.60% of the Trust’s average daily net assets. During the fiscal years ended January 31, 2006, 2007 and 2008, the Trust paid or accrued to the Adviser advisory fees of $153,011, $139,956 and $133,780, respectively. Effective March 7, 2006, the Adviser voluntarily waived a portion of the Fund’s advisory fee in an amount equal to 0.225% of the Trust’s average daily net assets. Effective June 1, 2007 through May 31, 2008, the Adviser contractually agreed to waive this portion of the Trust’s advisory fee. The fees waived amounted to $47,342 and $50,168 for the fiscal years ended January 31, 2007 and 2008, respectively. The Adviser has agreed to extend the contractual fee waiver through May 31, 2009. There can be no assurance that the Adviser will extend the contractual fee waiver beyond such date.

The investment advisory agreement provides that the Adviser shall render investment advisory and other services to the Trust including, at its expense, all administrative services, office space and the services of all officers and employees of the Trust. The Trust pays all other expenses not assumed by the Adviser including taxes, interest, brokerage commissions, insurance premiums, fees and expenses of the custodian and shareholder servicing agent, legal and accounting fees, fees and expenses in connection with qualification under federal and state securities laws and costs of shareholder reports and proxy materials. The Trust has agreed that it will use the words “Value Line” in its name only so long as Value Line, Inc. serves as investment adviser to the Trust. The agreement will terminate upon its assignment.

The Adviser currently acts as investment adviser to 13 other investment companies constituting The Value Line Family of Funds and furnishes investment counseling services to private and institutional accounts resulting in combined assets under management of approximately $4.0 billion as of June 30, 2008.

Certain of the Adviser’s clients may have investment objectives similar to the Trust and certain investments may be appropriate for the Trust and for other clients advised by the Adviser. From time to time, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all such clients. In addition, a particular security may be bought for one or more clients when one or more other clients are selling such security, or purchases or sales of the same security may be made for two or more clients at the same time. In such event, such transactions, to the extent practicable, will be averaged as to price and allocated as to amount in proportion to the amount of each order. In some cases, this procedure could have a detrimental effect on the price or amount of the securities purchased or sold by the Trust. In other cases, however, it is believed that the ability of the Trust to participate, to the extent permitted by law, in volume transactions will produce better results for the Trust.

The Adviser and/or its affiliates, officers, directors and employees may from time to time own securities which are also held in the portfolio of the Trust. The Trust, the Adviser and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940 which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Trust. The Code of Ethics requires that such personnel submit reports of security transactions for their respective accounts and restricts trading in various situations in order to avoid possible conflicts of interest.

The Trust has entered into a distribution agreement with Value Line Securities, Inc. (the “Distributor”) whose address is 220 East 42nd Street, New York, NY 10017, pursuant to which the Distributor acts as principal underwriter and distributor of the Trust for the sale and distribution of its shares. The Distributor is a wholly-owned subsidiary of Value Line. For its services under the agreement, the Distributor is not entitled to receive any compensation, although it is entitled to receive fees under the Service and Distribution Plan. The Distributor also serves as distributor to the other Value Line funds. Jean Bernhard Buttner is Chairman of the Distributor.

State Street Bank and Trust Company (“State Street”) has been retained to provide certain bookkeeping, accounting and administrative services for the Trust. The Adviser pays State Street $76,400 per annum for providing these services. State Street, whose address is 225 Franklin Street, Boston, MA 02110, also acts as the Trust’s custodian, transfer agent and dividend-paying agent. As custodian, State Street is responsible for safeguarding the Trust’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Trust’s investments. As transfer agent and dividend-paying agent, State Street effects transfers of Trust shares by the registered owners and transmits payments for dividends and distributions declared by the Trust. Boston Financial Data Services, Inc., a State Street affiliate, whose address is 330 W. 9th Street, Kansas City, MO 64105, provides certain transfer agency functions to the Trust as an agent for State Street. PricewaterhouseCoopers LLP, whose address is 300 Madison Avenue, New York, NY 10017, acts as the Trust’s independent registered public accounting firm and also performs certain tax preparation services.

Portfolio Managers

Kathleen Bramlage is primarily responsible for the day-to-day management of the Trust’s portfolio.

Compensation.    Each portfolio manager employed by the Adviser receives a fixed base salary. In addition, a manager may receive an annual bonus in the Adviser’s discretion. Salary and bonus are paid in cash. Base salary is normally reevaluated on an annual basis. Any bonus is completely discretionary and may be in excess of a manager’s base salary. The profitability of the Adviser and the after tax investment performance of the accounts that the portfolio manager is responsible for are factors in determining the manager’s overall compensation. The level of any bonus compensation may be influenced by the relative performance of the accounts managed by the portfolio manager or the financial performance of the Adviser. However, as noted, all bonus compensation is discretionary and the Adviser does not employ formulas with respect to either of these factors to compute a portfolio manager’s bonus. There are no differences in a portfolio manager’s compensation structure for managing mutual funds or private accounts.

Other Accounts Managed.    Kathleen Bramlage is primarily or jointly responsible for the day-to-day management of five Value Line mutual funds with combined total assets at January 31, 2008 of approximately $714 million.

Material Conflicts of Interest.    The Adviser’s portfolio managers typically manage more than one account. Portfolio managers make investment decisions for each account based on the investment objectives and policies of each such account. If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Trust may not take full advantage of that opportunity because the opportunity may need to be allocated among more than one account. In addition, a portfolio manager may purchase or sell securities for one account and not another account. The Adviser’s private accounts, like the Trust, pay an advisory fee based primarily upon the size of the accounts. None of the accounts pay performance-related fees. Investments are allocated among all of the Adviser’s accounts in a manner which the Adviser deems to be fair and equitable.

Ownership of Securities.    Kathleen Bramlage does not own any shares of the Trust.

SERVICE AND DISTRIBUTION PLAN

The Service and Distribution Plan (12b-1 Plan) (the “Plan”) is designed to finance the activities of the Distributor in advertising, marketing and distributing Trust shares and for servicing Trust shareholders at an annual rate of 0.25% of the Trust’s average daily net assets. During the fiscal year ended January 31, 2008, fees of $55,742 were accrued to the Distributor under the Plan. During the fiscal year, the Distributor paid $2,134 to other broker-dealers and incurred $14,736 in advertising and other marketing expenses. The fees payable to the Distributor under the Plan are payable without regard to actual expenses incurred. Effective June 1, 2007 through May 31, 2008, the Distributor contractually agreed to waive the Trust’s Rule 12b-1 fee. The fees waived amounted to $55,742. The Distributor has agreed to extend the contractual fee waiver through May 31, 2009. There can be no assurance that the Distributor will extend the contractual fee waiver beyond such date.

The principal services and expenses for which such compensation may be used include: compensation to employees or account executives and reimbursement of their expenses; overhead and telephone costs of such employees or account executives; printing of prospectuses or reports for prospective shareholders; advertising; preparation, printing and distribution of sales literature; and allowances to other broker-dealers. A report of the amounts expended under the Plan is submitted to the Trustees each quarter. Because of the Plan, long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the Financial Industry Regulatory Authority regarding investment companies.

The Plan is a compensation plan, which means that the Distributor’s fees under the Plan are payable without regard to actual expenses incurred by the Distributor. To the extent the revenue received by the Distributor pursuant to the Plan exceeds the Distributor’s marketing expenses, the Distributor may earn a profit under the Plan.

The Plan is subject to annual approval by the Trustees, including the non-interested Trustees. The Plan is terminable at any time by vote of the Trustees or by vote of a majority of the shares of the Trust. Pursuant to the Plan, a new Trustee who is not an interested person (as defined in the Investment Company Act of 1940) must be nominated by existing Trustees who are not interested persons.

Because amounts paid pursuant to the Plan are paid to the Distributor, the Distributor and its officers, directors and employees may be deemed to have a financial interest in the operation of the Plan.

None of the non-interested Trustees has a financial interest in the operation of the Plan.

The Plan was adopted because of its anticipated benefits to the Trust. These anticipated benefits include: the ability to realize economies of scale as a result of increased promotion and distribution of the Trust’s shares, an enhancement in the Trust’s ability to maintain accounts and improve asset retention, increased stability of the Trust’s net asset value and investment positions, and greater flexibility in achieving its investment objective. The costs of any joint distribution activities between the Trust and other Value Line funds will be allocated among the funds in proportion to the number of their shareholders.

Additional Dealer Compensation

If you purchase shares of the Trust through a broker, fund trading platform or other financial intermediary (collectively, “intermediaries”), your intermediary may receive various forms of compensation from the Distributor. Such payments may be based on a variety of factors, including sales of Trust shares through that intermediary or the value of shares held by investors through that intermediary. Compensation from the Distributor may vary among intermediaries. The types of payments an intermediary may receive include:

•	Payments under the Plan which are asset based charges paid from the assets of the Trust;

•	Payments by the Distributor out of its own assets. These payments are in addition to payments made under the Plan.

You should ask your intermediary for information about any payments it receives from the Distributor.

The maximum amount of compensation that may be paid to any intermediary under the Plan is 0.25% of the Trust’s average daily net assets. Generally, the maximum amount of additional compensation that the Distributor pays to any intermediary from its own assets is 0.15% of average daily net assets. However, to the extent the Distributor waives any fees it would have otherwise received under the Plan, the Distributor (and not the Trust) would pay the intermediaries out of its own assets any such amounts waived.

As of January 31, 2008, the Distributor may make payments out of its own assets to the following financial intermediaries whose fees exceed the Trust’s payment, if any, pursuant to the Plan.

National City Bank
Pershing LLC
T D Ameritrade
E*TRADE
National Investors Services Corp.
Charles Schwab
USAA Investment Management Co.
The 401k Company
SunGard Transaction Network
MSCS Financial Services, LLC
The Vanguard Group

Financial intermediaries may have been added or removed from the list above since January 31, 2008.

CAPITAL STOCK

Each share of beneficial interest of the Trust, $.01 par value, has one vote with fractional shares voting proportionately. Shares have no preemptive rights, are freely transferable, are entitled to dividends as declared by the Trustees and, if the Trust were liquidated, would receive the net assets of the Trust. As a Massachusetts business trust, the Trust’s operations are governed by the Declaration of Trust, a copy of which is on file with the Office of the Secretary of the State of The Commonwealth of Massachusetts. Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable for the obligations of the trust. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for the indemnification of shareholders against all claims and liabilities to which shareholders may become subject by reason of being or having been a shareholder.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchases:    Shares of the Trust are purchased at net asset value next calculated after receipt of a purchase order. Minimum orders are $1,000 for an initial purchase and $250 for each subsequent purchase. The Trust reserves the right to reduce or waive the minimum purchase requirements.

Automatic Purchases:    The Trust offers a free service to its shareholders, Valu-Matic, through which monthly investments of $25 or more may be made automatically into the shareholder’s Trust account. The required form to enroll in this program is available upon request from the Distributor.

Redemption:    The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period, by the Trust under the following conditions authorized by the Investment Company Act of 1940: (1) For any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock Exchange is restricted; (2) For any period during which an emergency exists as a result of which (a) disposal by the Trust of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Trust to determine the fair value of its net assets; (3) For such other periods as the Securities and Exchange Commission may by order permit for the protection of the Trust’s shareholders.

The value of shares of the Trust on redemption may be more or less than the shareholder’s cost, depending upon the market value of the Trust’s assets at the time. Shareholders should note that if a loss has been realized on the sale of shares of the Trust, the loss may be disallowed for tax purposes if shares of the same Trust are purchased within (before or after) 30 days of the sale.

TAXES

The Trust has elected to be treated, has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). By so qualifying and assuming the Trust meets the distribution requirements stated below, the Trust is not subject to federal income tax on its net investment income or net realized capital gains which are distributed to shareholders (whether or not reinvested in additional Trust shares). In order to qualify as a regulated investment company under Subchapter M of the Code, which qualification this discussion assumes, the Trust must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”), and (ii) diversify its holdings so that at the end of each quarter of each taxable year: (a) at least 50% of the value of the Trust’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Trust’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Trust’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Trust controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

If the Trust qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Trust generally will be relieved of U.S. federal income tax on any income of the Trust, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Trust meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Trust intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest and net capital gain. If for any taxable year the Trust did not qualify as a regulated investment company or did not satisfy the distribution requirement described above, it generally would be treated as a corporation subject to U.S. federal income tax and when the Trust’s income is distributed, it would be subject to a further tax at the shareholder level.

The Code requires each regulated investment company to pay a nondeductible 4% excise tax to the extent the company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains in excess of capital losses, determined, in general, for a one-year period ending on October 31 of such year, plus certain undistributed amounts from previous years. The Trust anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.

In accordance with its investment objective, the Trust invests its assets in a manner that will provide as large a portion of tax-exempt income as is consistent with the protection of shareholders’ capital. The Trust may from time to time invest a portion of its portfolio in short-term taxable obligations and may engage in transactions generating gain or income that is not tax-exempt, e.g., purchase non-municipal securities, sell or lend portfolio securities, enter into repurchase agreements, dispose of rights to when-issued securities prior to issuance, enter into options or futures transactions, or acquire any debt obligation at a market discount.

The Code permits tax-exempt interest received by the Trust to flow through as tax-exempt “exempt-interest dividends” to the Trust’s shareholders, provided that the Trust qualifies as a regulated investment company and at least 50% of the value of the Trust’s total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, i.e., obligations described in Section 103(a) of the Code. That part of the Trust’s net investment income which is attributable to interest from tax-exempt obligations and which is distributed to shareholders will be designated by the Trust as an “exempt-interest dividend” under the Code. Exempt-interest dividends are excluded from a shareholder’s gross income under the Code but are nevertheless required to be reported on the shareholder’s U.S. federal income tax return.

Exempt-interest dividends derived from interest on certain “private activity bonds” will be items of tax preference that are subject to U.S. federal alternative minimum tax for individuals or entities that are subject to such tax, and all exempt-interest dividends may result in or increase a corporate shareholder’s liability for the U.S. federal alternative minimum tax. Furthermore, that portion of any dividend paid by the Trust which represents income derived from private activity bonds held by the Trust may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of facility financed by such bonds or a related person.

Interest on indebtedness incurred (directly or indirectly) by a shareholder to purchase or carry shares of the Trust generally will not be deductible for U.S. federal income tax purposes or New York State and New York City personal income tax purposes to the extent the dividend distributions are free from U.S. federal and/or New York State or New York City personal income tax. Shareholders receiving social security or certain railroad retirement benefits may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions from the Trust.

Unless a shareholder elects otherwise, distributions from the Trust will be automatically invested in additional common shares of the Trust. For U.S. federal income tax purposes, all dividends from the Trust, other than exempt-interest dividends, are taxed as described below whether a shareholder takes them in cash or they are reinvested in additional shares of the Trust. In general, assuming that the Trust has sufficient earnings and profits, dividends from investment company taxable income are taxable as ordinary income, and distributions from net capital gain that are designated as capital gain dividends, if any, are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Trust. The computation of net capital gains takes into account any capital loss carryforward of the Trust.

Distributions to shareholders from the Trust’s investment company taxable income generally will not qualify for the 15% maximum U.S. federal income tax rate on qualified dividend income. Capital gain dividends distributed by the Trust, however, generally will qualify for the 15% maximum U.S. federal income tax rate. A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders. Under current law, the maximum 15% U.S. federal income tax rate on long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

Distributions by the Trust in excess of the Trust’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The federal income tax status of all distributions will be reported to shareholders annually.

The Trust does not anticipate that any distributions will be eligible for the dividends-received deduction for corporate shareholders.

Investments in the Trust generally would not be suitable for non-taxable entities, such as tax-exempt institutions, qualified retirement plans, H.R. 10 plans and individual retirement accounts since such investors would not gain any additional federal tax benefit from receiving tax-exempt income.

At the time of an investor’s purchase of Trust shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Trust’s portfolio. Consequently, subsequent distributions by the Trust with respect to these shares from such appreciation may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time (at the net asset value per share) may include the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive, in effect, a return of capital upon the distribution which may be taxable to them.

Under the Code, dividends declared by the Trust in October, November or December of any calendar year, and payable to shareholders of record in such a month, shall be deemed to have been received by the shareholder on December 31 of such calendar year if such dividend is actually paid in January of the following calendar year. In addition, certain other distributions made after the close of a taxable year of the Trust may be “spilled back” and treated as paid by the Trust (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

If the Trust invests in certain pay-in-kind securities, zero coupon securities or, in general, any other securities with original issue discount (or with market discount if the Trust elects to include market discount in income currently), the Trust generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Trust must distribute, at least annually, all or substantially all of its investment company taxable income and net tax-exempt income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the Trust may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

The Trust may invest to a limited extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investment in debt obligations that are at risk or in default present special tax issues for the Trust. Tax rules are not entirely clear about issues such as when the Trust may cease to accrue interest, original issue discount or market discount, when and to what extent deduction may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Trust in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Options written or purchased and futures contracts entered into by the Trust on certain securities and indices may cause the Trust to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses recognized by the Trust as long-term or short-term. Additionally, the Trust may be required to recognize gain if an option, futures contract, short sale, or other transaction that is not subject to the mark-to-market rules is treated as a “constructive sale” of an “appreciated financial position” held by the Trust under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the Trust may receive no corresponding cash amounts, possibly requiring the Trust to dispose of portfolio securities or to borrow to obtain the necessary cash. Losses on certain options or futures contracts and/or offsetting positions (portfolio securities or other positions with respect to which the Trust’s risk of loss is substantially diminished by one or more options) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Trust to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures contracts, short sales, and straddles may affect the amount, timing and character of the Trust’s income and gains or losses and hence of its distributions to shareholders.

Realized losses incurred after October 31, if so elected by the Trust, are deemed to arise on the first day of the following fiscal year. In addition, for U.S. federal income tax purposes, the Trust is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the Trust and are not expected to be distributed as such to shareholders.

A shareholder may realize a capital gain or capital loss on the sale, exchange or redemption of shares of the Trust. The tax consequences of a sale, exchange or redemption depend upon several factors, including the shareholder’s tax basis in the shares sold, exchanged or redeemed and the length of time the shares have been held. Initial basis in the shares will be the actual cost of those shares (net asset value of Trust shares on purchase or reinvestment date). Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in the Trust’s shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if Trust shares are sold or exchanged, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted tax basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be disallowed to the extent of any exempt-interest dividends paid with respect to such shares, and any portion of such loss that exceeds the amount disallowed will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Moreover, a loss on a sale, exchange or redemption of Trust shares will be disallowed if shares of the Trust are purchased within 30 days before or after the shares are sold, exchanged or redeemed. Individual shareholders may generally deduct in any year only $3,000 of capital losses that are not offset by capital gains and remaining losses may be carried over to future years. Corporations may generally deduct capital losses only against capital gains with certain carryovers for excess losses.

Under Treasury regulations, if a shareholder recognizes a loss with respect to Trust shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or a greater amount over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

For shareholders who fail to furnish to the Trust their social security or taxpayer identification numbers and certain related information or who fail to certify that they are not subject to back-up withholding, dividends, distributions of capital gains and redemption proceeds paid by the Trust will be subject to a U.S. federal 28% “backup withholding” requirement. In addition, the Trust may be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to shareholders who are U.S. persons (i.e., U.S. citizens or residents, domestic corporations and partnerships, and certain trusts and estates) and who hold their shares as capital assets and is not intended to be a complete discussion of all federal tax consequences. This discussion does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers or tax-exempt or tax-deferred plans, accounts or entities. Shareholders who are not U.S. persons may be subject to a non-resident alien U.S. withholding tax at the rate of 30% or at a lower tax treaty rate on amounts treated as ordinary dividends from the Trust (other than certain dividends derived from short-term capital gains and qualified interest income of the Trust currently only for certain taxable years of the Trust commencing prior to January 1, 2008, and only if the Trust chooses to make a specific designation relating to such dividends) and, unless an effective IRS Form W-8BEN or other authorized certificate is on file, to backup withholding at the rate of 28% on certain other payments from the Trust. Shareholders are advised to consult with their tax advisers concerning the application of federal, state and local taxes to an investment in the Trust.

FINANCIAL STATEMENTS

The Trust’s financial statements for the fiscal year ended January 31, 2008, including the financial highlights for each of the periods presented, appearing in the 2008 Annual Report to Shareholders and the report thereon of PricewaterhouseCoopers LLP, independent registered public accounting firm, appearing therein, are incorporated by reference in this Statement of Additional Information.

SECURITY RATINGS

Ratings of Municipal Securities

Moody’s Investors Service, Inc.    Aaa—the “best quality”, Aa—“high quality by all standards”, but margins of protection or other elements make long-term risks appear somewhat larger than Aaa rated municipal bonds. A—“upper medium grade obligations”. Security for principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Baa—“medium grade” neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; lack outstanding investment characteristics and in fact may have speculative characteristics as well. Ba—judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B—generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Standard & Poor’s Rating Service.    AAA—“obligations of the highest quality”. AA—issues with investment characteristics “only slightly less marked than those of the prime quality issues”. A—“the third strongest capacity for payment of debt service”. Principal and interest payments on bonds in this category are regarded as safe. It differs from the two higher ratings because, with respect to general obligations bonds, there is some weakness which, under certain adverse circumstances, might impair the ability of the issuer to meet debt obligations at some future date. With respect to revenue bonds, debt service coverage is good, but not exceptional, and stability of the pledged revenues could show some variations because of increased competition or economic influences in revenues. BBB—the lowest “investment grade” security rating. The difference between A and BBB ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness. With respect to revenue bonds, debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. BB and B—regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation. While debt rated BB or B will likely have some quality and protective characteristics, these are outweighted by large uncertainties or major risk exposures to adverse conditions.

Ratings of Municipal Notes

Moody’s Investors Service, Inc.    MIG-1: the best quality. MIG-2: high quality, with margins for protection ample although not so large as in the preceding group. MIG-3: favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

Standard & Poor’s Corporation.    SP-1: Very strong capacity to pay principal and interest. SP-2: Satisfactory capacity to pay principal and interest.

Ratings of Commercial Paper

Moody’s Investors Service, Inc.    Prime-1: highest quality. Prime E-2: higher quality.

Standard & Poor’s Corporation.    A-1: A very strong degree of safety. A-2: Strong degree of safety.